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                         MFS(R) VARIABLE INSURANCE TRUST

                             MFS TOTAL RETURN SERIES

                      Supplement to the Current Prospectus

The MFS Total Return Series portfolio manager section of the prospectus is hereby restated as follows:

David M. Calabro, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1992. Mr. Calabro is the head of the series' portfolio management team and has been a manager of the equity portion of the series' portfolio since 1995. Constantinos G. Mokas, a Vice President of MFS, has been employed in the investment management area of the adviser since 1990. Mr. Mokas is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1998. Lisa B. Nurme, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1987. Ms. Nurme is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1995. Kenneth J. Enright, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1986. Mr. Enright is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1999. David S. Kennedy, a Senior Vice President, has been employed in the investment management area of the adviser since June 28, 2000. Mr. Kennedy is a manager of the fixed income portion of the series, and is a portfolio manager of the series effective September 1, 2000. Prior to joining MFS, Mr. Kennedy had been a fixed income portfolio manager and research analyst with Harbor Capital Management Company.

                The date of this Supplement is September 1, 2000.